Exhibit 24.1
POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C.
Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ THEODORE M. SOLSO
Theodore M. Solso

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ DAVID BONDERMAN
Name: David Bonderman

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, JR.
Erroll B. Davis, Jr.

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ STEPHEN J. GIRSKY
Stephen J. Girsky

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ E. NEVILLE ISDELL
E. Neville Isdell

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ ROBERT D. KREBS
Robert D. Krebs

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ KATHRYN V. MARINELLO
Kathryn V. Marinello

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ ADMIRAL MICHAEL G. MULLEN, USN (ret.)
Admiral Michael G. Mullen, USN (ret.)

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ JAMES J. MULVA
James J. Mulva

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ PATRICIA F. RUSSO
Patricia F. Russo

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ THOMAS M. SCHOEWE
Thomas M. Schoewe

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ CAROL M. STEPHENSON
Carol M. Stephenson

Date: August 20, 2013

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Thomas S. Timko, Robert C. Shrosbree, Jeffrey W. Shepherd and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s) on	Covering

Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended this power of attorney has been executed by the undersigned.

/s/ DR. CYNTHIA A. TELLES
Dr. Cynthia A. Telles

Date: August 20, 2013